UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 6, 2006

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 N. Reo Street, Suite 300, Tampa, FL 33609

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (813) 261-5157

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 6, 2006, IA Global, Inc. (the “Company”) received notice from the staff of The American Stock Exchange (“AMEX”) indicating that the Company is not in compliance with Section 1003(a)(iii) of the AMEX Company Guide, in that its stockholders’ equity is less than $6 million and it has sustained losses from continuing operations and/or net losses in its five most recent fiscal years.

In order to maintain listing of the Company’s Common Stock on AMEX, the Company must submit a plan by July 17, 2006, advising AMEX of the actions the Company has taken, or will take, that would bring it into compliance with the applicable listing standards. If AMEX accepts the plan, the Company may be able to continue its listing during the plan period of up to 6 months or December 16, 2006, during which time the Company will be subject to periodic review to determine whether it is making progress consistent with the plan. If AMEX does not accept the Company’s plan, or even if accepted, the Company is not in compliance with the continued listing standards at the end of the 6 month period or does not make progress consistent with the plan during such period, AMEX may initiate delisting proceedings with respect to the Common Stock. If the Company’s common stock was to be de-listed by AMEX, the Company expects its shares would continue to be traded as a bulletin board stock.

The Company intends to submit a compliance plan to AMEX by July 17, 2006. The Company’s Common Stock continues to trade on AMEX.

SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

The Company does not expect a decision in the arbitration proceeding with Mr. Badner until the three months ending September 30, 2006.

ITEM 9.01 - Financial Statements and Exhibits.

(a)	Financial statements of business acquired – None.

(b)	Pro Forma financial information – None.

(d)	Exhibits –

Exhibit No.	Description
99.1	Press release dated July 7, 2006 concerning IA Global, Inc receipt of non-compliance letter from AMEX.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements (within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934) regarding us and our business, financial condition, results of operations and prospects. Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Specifically, the comments about Global Hotline and its four significant contracts and penalties, acquisitions, funding and convertible debentures are forward-looking statements. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: July 7, 2006

By:	/s/ Mark Scott

Mark Scott

President and Chief Financial Officer